TEMPLETON INSTITUTIONAL FUNDS, INC.





                             Emerging Markets Series
TIFI
                                SEMIANNUAL REPORT



                                  JUNE 30, 2001


[TEMPLETON LOGO]

-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

- ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

- ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

- ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------------


INVESTING IN DEVELOPING MARKETS INVOLVES SPECIAL CONSIDERATIONS, WHICH MAY INCLUDE RISKS RELATED TO MARKET AND CURRENCY VOLATILITY, ADVERSE SOCIAL, ECONOMIC AND POLITICAL DEVELOPMENTS, AND THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THESE SPECIAL RISK CONSIDERATIONS ARE DISCUSSED IN THE FUND'S PROSPECTUS. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A
WELL-DIVERSIFIED PORTFOLIO.

June 30, 2001



Dear  Shareholder:

                 This is the semiannual report for the Templeton Institutional Funds, Inc. - Emerging Markets Series for the six-month period ending June 30, 2001. During the period, the Fund's net asset value per share appreciated by 0.81%.



                          TOTAL RETURNS AS OF 06/30/01

                                                                                          CUMULATIVE
                            SIX-        ONE-YEAR        THREE-YEAR       FIVE-YEAR           SINCE
                           MONTH        AVERAGE         AVERAGE          AVERAGE          INCEPTION
                          AVERAGE*(1)   ANNUAL(1),(2)   ANNUAL(1),(2)    ANNUAL(1),(2)    (05/03/93)(1),(3)
   TIFI Emerging
   Markets Series          0.81%          -18.63%        2.54%              -4.06%           7.88%
   IFC Investable
   Composite Index(4)      2.02%          -23.47%        2.48%              -5.49%          12.32%
   MSCI Emerging
   Markets Free Index(5)  -1.78%          -25.92%       -1.44%              -6.43%          13.99%

   *  Not Annualized

(1) Past fee waivers by the Fund's manager and administrator increased the Fund's total returns. Without these waivers, the Fund's total returns would have been lower.
(2) Average annual total return represents the average annual change in value of an investment over the indicated periods.
(3) Cumulative total return represents the change in value of an investment over the indicated periods.
(4) Source: International Finance Corporation. (IFCI Investable Composite Index). The IFCI Investable Composite Index measures the performance of emerging market stocks. The index tracks approximately 2,000 stocks in countries such as Brazil, Mexico, China, and South Korea. It includes reinvested dividends.
(5) Source: Morgan Stanley Capital International. The MSCI Emerging Markets Free Index measures the performance of securities located in 25 emerging market countries such as Brazil, China, Korea, and Poland. It includes reinvested dividends.

Indices are unmanaged, do not contain cash, and do not include management or other operating expenses. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 11.

                                                                    continued...


[PHOTO OF MARK MOBIUS]

MARK MOBIUS JOINED TEMPLETON IN 1987 AS MANAGING DIRECTOR OF ITS FAR EAST DIVISION IN HONG KONG, WITH RESPONSIBILITY FOR THE TEMPLETON GROUP'S RESEARCH EXPERTISE, PRINCIPALLY IN EMERGING MARKETS COUNTRIES. IN THIS CAPACITY, HE DIRECTS THE ANALYSTS BASED IN HONG KONG AND SINGAPORE AND MANAGES OUR EMERGING MARKETS PORTFOLIOS. DR. MOBIUS HAS SPENT OVER TWENTY YEARS WORKING IN ASIA, AND HAS EXTENSIVE EXPERIENCE IN ECONOMIC RESEARCH AND ANALYSIS.

PRIOR TO JOINING TEMPLETON, FROM 1983 TO 1986 HE WAS PRESIDENT OF INTERNATIONAL INVESTMENT TRUST COMPANY LTD. IN TAIPEI, TAIWAN - THAT COUNTRY'S FIRST AND LARGEST INVESTMENT MANAGEMENT FIRM. BEFORE THAT, HE SERVED AS A DIRECTOR AT VICKERS DA COSTA, AN INTERNATIONAL SECURITIES FIRM. INITIALLY, HE STARTED IN THAT FIRM'S HONG KONG OFFICE IN 1980, AND THEN MOVED TO TAIWAN IN 1983 TO OPEN THAT FIRM'S OFFICE THERE AND TO DIRECT OPERATIONS IN INDIA, INDONESIA, THAILAND, THE PHILIPPINES, AND KOREA.

BEFORE JOINING VICKERS, DR. MOBIUS OPERATED HIS OWN CONSULTING FIRM IN HONG KONG FOR TEN YEARS, AND WAS A RESEARCH SCIENTIST FOR MONSANTO OVERSEAS ENTERPRISES COMPANY IN HONG KONG AND THE AMERICAN INSTITUTE FOR RESEARCH IN KOREA AND THAILAND.

DR. MOBIUS HOLDS BACHELORS AND MASTERS DEGREES FROM BOSTON UNIVERSITY, AND RECEIVED HIS PH.D. IN ECONOMICS AND POLITICAL SCIENCE IN 1964 FROM THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY. HE ALSO STUDIED AT THE UNIVERSITY OF WISCONSIN, UNIVERSITY OF NEW MEXICO, AND KYOTO UNIVERSITY IN JAPAN.

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES
 letter continued.......................................................


GEOGRAPHIC DISTRIBUTION ON 6/30/01
(Equity Assets as a Percentage of Total Net Assets)


                       GEOGRAPHIC DISTRIBUTION ON 6/30/01
               (Equity Assets as a Percentage of Total Net Assets)

                                  [PIE CHART]

                  Asia                         40.8%
                  Middle-East/Africa           19.8%
                  Latin America                19.5%
                  Europe                       13.6%


PORTFOLIO CHANGES AND INVESTMENT STRATEGIES

                 Our value-focused investment strategy led us to divest most of our interests in the Shanghai "B" share market, previously available only to foreigners, and accumulate positions in China "H" (Hong Kong-listed Chinese securities) and "Red Chip" (Hong Kong companies with significant exposure to China) shares, as we deemed them undervalued. Soon enough, other investors and speculators also began shifting funds out of the mainland China "B" markets and into these China-related shares. This, in turn, led to substantial price appreciation in some of these China-related shares. Exposure to Brazil and Israel was also trimmed to allow the Fund to increase holdings in Mexico and Russia.

                 Among the Fund's top 10 holdings, PT Telekomunikasi Indonesia TBK (Indonesia) and Barloworld Ltd. (South Africa) replaced Anglo American Corp. (South Africa) due to price fluctuations. As of June 30, 2001, banking interests dominated the Fund, followed by the multi-industry and energy-related sectors.

SECURITIES MARKETS

                 A couple of years ago, the Hong Kong government proposed a Securities and Futures Bill - The Composite Bill - to address the problems surrounding Hong Kong's regulatory regime and to strengthen the local market to meet world standards. Various modifications have been made to the bill, and it is expected to be enacted at the end of 2001. However, critics say the bill is too stringent and may affect the competitiveness of the local market.

                 In China, both the Shanghai and Shenzhen "B" share markets skyrocketed this year when the government opened the previously restricted markets to domestic investors. The speculative fever, as well as the huge discount of the "B" shares to "A" shares - available only to domestic investors
- has been the driving force behind the rally. Although zealous demand for "B" shares continued among domestic investors, the fundamentals and prospects of most companies were relatively poor when compared to their regional counterparts. We believe such high stock price levels are simply not sustainable without the backing of strong fundamentals. One simply has to look back to the performance of the Shenzhen "B" market to see our point. In February 1993, the index rallied to 163, and just as quickly fell to 85 by July. Hence, in our opinion, it is important to be patient in such a boiling market and allow fundamental valuations to drive the investment strategy rather than market sentiments.

                 In Hungary, in an attempt to protect minority shareholders, the Budapest Stock Exchange tightened regulations for de-listing companies. The government, however, rejected another proposal, which would in effect govern the classification of share options, and thus share ownership.

ECONOMIC CONDITIONS

               Mexico's first quarter gross domestic product (GDP) grew 1.9% year-on-year, although a 0.3% contraction was experienced when compared to the previous quarter. This was primarily a result of reduced exports from a slowdown in the U.S. economy, Mexico's largest trading partner. In Argentina, the Senate approved a plan to peg the local currency, the peso, against the average value of the U.S. dollar and the euro. The change will not be implemented until the euro reaches parity with the U.S. dollar.

               According to preliminary figures, Russia's first quarter GDP grew 4.2%, slower than the 6.8% growth registered in the last quarter of 2000. While most emerging markets recorded slower growth, Hungary's GDP grew 4.4% in the first quarter of 2001, up from 4.2% in the last quarter of 2000. This was mainly a result of increased consumer spending due to higher wages and pensions. Tourism has been flourishing in Turkey due to the currency devaluation earlier in the year. Nearly 3.3 million tourists visited the country in the first five months of 2001, an increase of 17% compared to the same period last year.

               In South Africa, economic growth slowed as a result of a higher than expected 5.8% quarter-on-quarter decline in agricultural production. First quarter GDP grew 2% year-on-year compared to 3.2% in the last quarter of 2000. In May, U.S. Secretary of State Colin Powell toured Africa and commended South Africa for its progress on the democracy front and said that he supported free trade with Africa and democracy on the continent.

               Hong Kong's economic growth is expected to be 3% this year, slower than the 4% forecasted in the government budget, as a result of slowing global growth. Foreign direct investment inflows into Hong Kong in 2000 nearly tripled to US$64 billion from US$23 billion in 1999, partly due to China's imminent entry into the World Trade Organization. South Korea's first quarter GDP growth slowed to 3.7% year-on-year, mainly due to falling exports. Latest figures for April 2001 indicate a 9.3% year-on-year fall in exports to US$12.3 billion. In Thailand, slowing exports and falling public sector investment resulted in decelerating growth in the first quarter. Thailand's GDP grew 1.8% for the quarter, compared to 3.2% in the last quarter of 2000.

POLITICAL CLIMATE

               Although a relapse in concerns regarding Argentina's debt position sent disruptions to markets across Latin America, concerns soon eased under the guidance of Economy Minister Domingo Cavallo. The completion of the International Monetary Fund's (IMF's) review and disbursement of US$1.2 billion also provided further reassurance. Brazil's political situation remained unsettled due to the resignation of Senate members who had breached the security of the Senate's electronic voting. In addition, we believe the energy crisis in Brazil could lead to further pressure.

3

                        FUND ASSET ALLOCATION ON 6/30/01


                                  [PIE CHART]

                     Equity*                         93.7%
                     Short-Term
                     Investments &
                     Other Net Assets                 6.3%



              *Equity includes convertible and preferred securities

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES
 letter continued.......................................................



                      INDUSTRY DIVERSIFICATION ON 06/30/01
               (Equity Assets as a Percentage of Total Net Assets)

   Financials                         21.6%
   Energy                             12.7%
   Consumer Staples                   12.5%
   Materials                          12.4%
   Telecommunication Services         10.4%
   Industrials                        10.3%
   Utilities                           5.6%
   Information Technology              3.9%
   Consumer Discretionary              3.3%
   Healthcare                          1.0%

                           10 LARGEST EQUITY POSITIONS
                                   ON 06/30/01
                          (Percent of Total Net Assets)

   Cemex SA                            5.4%
   Cheung Kong
   Holdings Ltd.                       3.5%
   South African Breweries PLC         3.4%
   Sasol Ltd.                          3.3%
   Samsung
   Electronics Co. Ltd.                2.7%
   Banco Bradesco SA, pfd.             2.2%
   PT Telekomunikasi Indonesia
   (Persero), B                        1.9%
   Barloworld Ltd.                     1.9%
   Telefonos de Mexico SA de CV
   (Telmex), ADR                       1.8%
   Akbank                              1.6%

                  Poland's elections are scheduled for September 2001. President Aleksander Kwasniewski unwillingly signed new election rules, which could hurt his allies, as they resulted in a reduction in the number of provinces from 49 to 16. Russian President Putin continued his active approach on the reform front. The Lower House passed various reforms, including a draft bill designed to curtail money laundering.

                  The IMF's decision to grant Turkey US$8 billion worth of new loans was welcomed by the financial markets. The Turkish government passed the Telecoms law, which paves the way for the privatization of Turk Telecom, and the Banking Reform Law, both conditions set by the IMF in its loan package. Economy Minister Dervis had previously pledged to resign if these reforms were not passed. However, a number of new conditions, including the passage of the tobacco bill and the supplementary budget bills, must be implemented before the IMF releases the second installment of loans.

                  U.S. President George Bush announced that he would ask the U.S. Congress to renew China's normal trade relations status in July 2001. However, the House of Representatives appears to be preparing to challenge Bush's request. In what may be perceived as a step backward, Korean Finance Minister Jin Nyum eased regulations that were primarily implemented (after the 1997 Asian financial crisis) to curb the size of debt incurred by large Korean conglomerates. This has raised fears that the extensive practices of the chaebols - conglomerates that were responsible for the crisis in Korea - may return.

                  Following the footsteps of the Philippines, legislators in Indonesia voted to convene an impeachment hearing on August 1, 2001, against its President. Indonesia's President Abdurrahman Wahid is expected to be replaced by Vice-President Megawati Sukarnoputri. In Thailand, the Ministry of Finance closed its investigation into Prime Minister Thaksin Shinawatra's and his wife's tax records after finding no evidence of tax evasion. This could boost the Prime Minister's defense on corruption charges before the Constitutional Court. The final court hearing on June 18, 2001, saw Dr. Thaksin give an emotional statement. A verdict is expected within a month.

                  Coming into power in January 2001 after the removal of Joseph Estrada, Philippine President Gloria Macapagal-Arroyo has clearly had to fight an uphill battle to regain investor confidence. The Philippine Senate elections, held in May, provided Macapagal-Arroyo with a majority in the legislative Upper House, which could enable her to pass key economic reforms swiftly.

OUTLOOK

                 While growth in emerging markets is slowing down, emerging markets are still growing at twice the rate of developed countries. Moreover, we have continued to find stocks that we believe are trading at appealing valuations. Many markets have fallen to low levels and, thus, from an historic perspective, we believe good upside potential may still exist. Furthermore, most countries have embarked on reform efforts, albeit limited. In our opinion, this has provided further impetus for investors to return to emerging markets.

         This discussion reflects our views, opinions, and portfolio holdings as of June 30, 2001, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you better understand our investment and management philosophy.

         Of course, it should be remembered that investing in foreign securities involves special risks related to market and currency volatility, and economic, social, political, and other factors in the countries where the Fund invests. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with these markets' relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. For example, the Mexican Bolsa Index has increased 316.83% since June 1992, but has suffered numerous declines of more than 15% during that time.(1) These special risks and other considerations are discussed in the Fund's prospectus. The Fund's definition of "emerging markets" as used by the Fund's manager may differ from the definition of the same terms as used in managing other Franklin Templeton funds.

         Thank you for your continued support.


Best regards,


/s/ Donald F. Reed
Donald F. Reed, CFA, CIC
President
Templeton Institutional Funds, Inc.



/s/ J. Mark Mobius
J. Mark Mobius, Ph.D.
Managing Director
Templeton Asset Management Ltd.



(1) Source: Mexico Bolsa Index. Based on quarterly percentage price change since June 30, 1992 through June 30, 2001. Market return is measured in U.S. dollars and does not include reinvested dividends.

For the most current portfolio information, please call 1-800-362-6243.

Total Return Index Comparison
$5,000,000 Investment:  05/03/93-06/30/01

[LINE GRAPH]

          TIFI - Emerging Markets Series (1)      IFC Investable Composite Index (4)        MSCI Emerging Markets Free Index (4)
INCEPT                5000000.00                              5000000.00                                  5000000.00
                      5010000.00                              5106770.00                                  5187260.00
                      5030000.00                              5249570.00                                  5341070.00
                      5040000.00                              5413530.00                                  5482150.00
                      5415000.00                              5854430.00                                  5945050.00
                      5590000.00                              6091500.00                                  6162490.00
                      5840000.00                              6614790.00                                  6715410.00
                      6040000.00                              7034140.00                                  7012580.00
 12/93                6646560.00                              8235810.00                                  8171740.00
                      6727000.00                              8291800.00                                  8320410.00
                      6596280.00                              8077690.00                                  8172390.00
                      6256980.00                              7261340.00                                  7432880.00
                      5912190.00                              7123170.00                                  7284200.00
                      5917260.00                              7291360.00                                  7533500.00
                      5775290.00                              7032530.00                                  7325850.00
                      5993320.00                              7537290.00                                  7781360.00
                      6485160.00                              8506920.00                                  8747130.00
                      6556140.00                              8717200.00                                  8846530.00
                      6373600.00                              8429370.00                                  8686960.00
                      6130220.00                              8112110.00                                  8235280.00
 12/94                5889320.00                              7247850.00                                  7573860.00
                      5458520.00                              6279030.00                                  6768070.00
                      5342940.00                              6197860.00                                  6594480.00
                      5516640.00                              6181740.00                                  6636380.00
                      5706150.00                              6442180.00                                  6934090.00
                      5895650.00                              6682260.00                                  7302980.00
                      5937760.00                              6721740.00                                  7324580.00
                      6211490.00                              6936250.00                                  7489000.00
                      6043040.00                              6750340.00                                  7312590.00
                      5995670.00                              6701200.00                                  7277890.00
                      5779840.00                              6446400.00                                  6999290.00
                      5743000.00                              6414180.00                                  6874470.00
 12/95                5817160.00                              6637350.00                                  7179360.00
                      6374520.00                              7202730.00                                  7689690.00
                      6271480.00                              7034140.00                                  7567420.00
                      6347420.00                              7136870.00                                  7626360.00
                      6515600.00                              7422680.00                                  7931290.00
                      6624110.00                              7360040.00                                  7895870.00
                      6634960.00                              7446450.00                                  7945180.00
                      6331150.00                              6957800.00                                  7402180.00
                      6461360.00                              7172920.00                                  7591650.00
                      6580700.00                              7278860.00                                  7657410.00
                      6564430.00                              7122360.00                                  7453190.00
                      6776010.00                              7227700.00                                  7578070.00
 12/96                6914460.00                              7259730.00                                  7612350.00
                      7425400.00                              7772340.00                                  8131580.00
                      7708420.00                              8152420.00                                  8479820.00
                      7552480.00                              7951600.00                                  8257080.00
                      7624880.00                              7816050.00                                  8271660.00
                      7986900.00                              8081720.00                                  8508400.00
                      8276530.00                              8430980.00                                  8963740.00
                      8655260.00                              8515780.00                                  9097550.00
                      7886660.00                              7428120.00                                  7939900.00
                      8254250.00                              7663980.00                                  8159900.00
                      6717020.00                              6409540.00                                  6820960.00
                      6221320.00                              6102580.00                                  6572080.00
 12/97                6131710.00                              6189600.00                                  6730450.00
                      5635020.00                              5782120.00                                  6202580.00
                      6190840.00                              6371880.00                                  6849980.00
                      6433870.00                              6621440.00                                  7147240.00
                      6445740.00                              6638760.00                                  7069380.00
                      5537640.00                              5810930.00                                  6100590.00
                      5003460.00                              5218540.00                                  5460660.00
                      5039080.00                              5424790.00                                  5633800.00
                      3869820.00                              3900060.00                                  4004840.00
                      4065680.00                              4085160.00                                  4258890.00
                      4677020.00                              4558090.00                                  4707360.00
                      5181520.00                              4900700.00                                  5098860.00
 12/98                5026100.00                              4825770.00                                  5024970.00
                      4784170.00                              4709350.00                                  4943900.00
                      4784170.00                              4793950.00                                  4991980.00
                      5452930.00                              5347650.00                                  5649880.00
                      6518100.00                              6082820.00                                  6348890.00
                      6342580.00                              5972650.00                                  6311950.00
                      6959900.00                              6625440.00                                  7028310.00
                      6651240.00                              6529160.00                                  6837380.00
                      6415210.00                              6601070.00                                  6899590.00
                      6130760.00                              6418180.00                                  6666090.00
                      6306280.00                              6529370.00                                  6808030.00
                      6838860.00                              7113680.00                                  7418470.00
 12/99                7870000.00                              8066990.00                                  8361950.00
                      7516160.00                              8065780.00                                  8411790.00
                      7247720.00                              8057930.00                                  8522880.00
                      7342660.00                              8188650.00                                  8564480.00
                      6707880.00                              7329400.00                                  7752630.00
                      6170760.00                              7134220.00                                  7432120.00
                      6628540.00                              7338060.00                                  7693920.00
                      6347770.00                              6984770.00                                  7298220.00
                      6469840.00                              7012570.00                                  7334100.00
                      5835060.00                              6385350.00                                  6693720.00
                      5346780.00                              5866700.00                                  6208430.00
                      5066010.00                              5350270.00                                  5665620.00
 12/00                5350540.00                              5505160.00                                  5802390.00
                      5956020.00                              6204680.00                                  6599160.00
                      5486460.00                              5732960.00                                  6081280.00
                      4973650.00                              5236460.00                                  5485450.00
                      5233140.00                              5548060.00                                  5750020.00
                      5418500.00                              5717450.00                                  5818270.00
 06/01                5393780.00                              5616140.00                                  5699340.00

Periods ended June 30, 2001

                         SIX-     ONE-YEAR   THREE-YEAR   FIVE-YEAR     SINCE
                        MONTH*                 AVERAGE     AVERAGE    INCEPTION
                                               ANNUAL      ANNUAL     (05/03/93)
Average Annual
Total Return(1),(2)     0.81%     -18.63%      2.54%       -4.06%       0.93%

Cumulative Total
Return(1),(3)           0.81%     -18.63%      7.80%      -18.71%       7.88%

*        Not annualized

(1) Past fee waivers by the Fund's manager and administrator increased the Fund's total returns. Without these waivers, the Fund's total returns would have been lower.

(2) Average annual total return represents the average annual change in value of an investment over the indicated periods. Six-month return has not been annualized.

(3) Cumulative total return represents the change in value of an investment over the indicated periods.

(4) Sources: Morgan Stanley Capital International and International Finance Corporation. The IFCI Investable Composite Index measures the performance of emerging market stocks. The index tracks approximately 2,000 stocks in countries such as Brazil, Mexico, China, and South Korea. It includes reinvested dividends. The MSCI Emerging Markets Free Index measures the performance of securities located in 25 emerging market countries such as Brazil, China, Korea, and Poland. It includes reinvested dividends.

Indices are unmanaged, do not contain cash, and do not include management or other operating expenses. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

THE FOLLOWING ARE DR. MOBIUS'S THOUGHTS REGARDING A RECENT VISIT TO BRAZIL WITH THE EMERGING MARKETS RESEARCH TEAM.



Country FOCUS

BRAZIL -- Covering an area of 8.5 million square kilometers, Brazil's surface area exceeds that of the United States. One of Brazil's most striking characteristics is its disparate socioeconomic levels. For instance, visible from our office located in Rio de Janeiro are both the rich neighborhoods of Southern Rio - facing the ocean - as well as the slums on the opposite hillsides.

         The country's political history is also as diverse as one could imagine. Presently, Brazil is experiencing one of its longest democratic periods and is taking full advantage of it. In 1985, after a civilian government was restored, there were admirable changes. Full-scale privatizations, including the steel mills, telecoms, banks, mining, and electric power distributors, took place. Laws enhancing accountability for public administrators and regulating pension funds were passed. Now, more than fifteen years down the line, structural changes are continuing. We hope to see some leveraging on those reforms, thus allowing the country to achieve superior economic performance. We believe items such as the broadening of the privatization program, further pension fund restructuring, and reforms in the fiscal and political arenas can be expected.

         With an annual per capita GDP of US$3,000, Brazil is among the world's top producers of certain products - iron ore, coffee, and soybean - in which it has a comparative cost advantage. However, what most don't know is that the country is also a large manufacturer and exporter of airplanes. Embraer, a Brazilian-based company and the world's fourth-largest airplane manufacturer, recently reached a milestone by delivering 400 regional jets. Demand for regional jets has soared in recent years, allowing the company to rapidly expand its production facilities. The company's regional jet production started with a 37-seat airplane and expanded to a 50-seat model. The company is now developing a new family of planes with a seating capacity of 108. Embraer's clientele includes American Eagle, Continental Express, and Cross Air. It competes fiercely with Bombardier of Canada.

         Notwithstanding all the benefits of democracy, the implementation of important measures is sometimes delayed as a result of Brazil's political freedom. The recent Brazilian energy crisis is partially a result of the lengthy debate surrounding the privatization of the energy generation assets. Foreign and local strategic companies were not interested in investing in generation plants as they waited to see if cheaper assets from Eletrobras - a state-owned company that owns most of the generation assets in the country - could be bought in the privatization program. In addition, natural gas was made available for new gas-thermal plants, but no clear rules were set as to the currency risk because the gas is bought in U.S. dollars from Bolivia.

         A lack of investment in thermal plants left the country vulnerable to the rains since 95% of the generating capacity in the country is hydroelectric. This year saw the lowest rainfall in recent history, reducing reservoir levels to record lows. Currently, the Federal government is in the midst


[BRAZIL GRAPHIC]

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES
country focus continued .......................................................


of implementing a rationing program until November 2001. The government hopes to reduce consumption by 20%. Locally, public effort to reach this target is evident. Residential customers have been changing light bulbs to "energy-saving" brands and shopping malls have reduced corridor lighting. Even electricity use in our Rio de Janiero office has been kept to a minimum. Although GDP growth for 2001 was expected to register a healthy 4.5%, recent estimates are now closer to 3% as a direct result of the rationing.

         You might be asking yourself how could one make money in a situation like this? Templeton's "bottom-up" approach is always trying to capture value, wherever it might be. Take, for example, Copel, an integrated electric utility in the southern state of Parana. Rainfall varies from one part of this large country to another. Thus, in the south, the reservoirs are approximately 80% full, while in the southeast levels can be lower than 30%. Transmission lines linking the two areas are operating at full capacity. This puts Copel out of the rationing program for now. Copel is also one of the few companies to have free (not contracted) energy next year. With the energy spot market at US$200/MWh and costs at US$30/MWh, one can easily gauge the benefits to a company such as Copel. It is estimated that Brazil needs at least 3,500 MW of new capacity every year to cope with demand.

         Another interesting investment is Telemar. The company was part of the Telebras system and was sold in July 1998 with 5 million lines installed. Less than three years later, the company has already installed an additional 9 million lines (the entire old Telebras system had 14 million lines when it was privatized in 1998). Moreover, demand seems to be almost never-ending. The company is expected to have 18 million lines by the end of the year. Any form of rationing in this sector is unlikely. Not only is this a crucial service and security sector, but the company also uses diesel generators in all their switches.

         The recent crises in Turkey and Argentina further compounded Brazil's energy rationing situation and did not help the external perception of the country. The U.S. dollar exchange rate is now at a record high of R$2.38, a 22% depreciation against the U.S. dollar since the beginning of the year. The Central Bank has raised concerns that a weaker exchange rate could exert inflationary pressures. Recent inflation numbers already indicate that producers would rather export than sell domestically, forcing domestic prices up. Some companies have costs linked to the U.S. dollar and this, in turn, passes on the effect of currency depreciation to the consumer. In any case, in an attempt to control inflation, the Central Bank reversed the downward trend of interest rates.

         But who are the likely winners in this situation? We do not expect to have this scenario for much longer. We can see a genuine effort to keep a balanced budget with low inflation rates and a sustainable growth going forward. In the short-term, we hedge our bets with banks. The banks posted very good numbers because of the weak exchange rate. They have mostly invested in U.S. dollars and many have assets outside of Brazil. A hike in interest rates will also give banks back the spread cut they took from the declining rates. The growth in lending is expected to be slower, but with most of the earning assets in post-fixed bonds, the banks win in the short term. Energy rationing should also not directly impact the banks that have sophisticated back-up generators.

         We credit many structural changes to the recent administrations of the 1990s, but we believe truly to speed up the pace of change in Brazil there is need for further reforms. We would suggest, first of all, the privatization of Brazil's national icons. First and foremost on the privatization list, we would put Eletrobras - sixty percent of the generation power of Brazil. This would speed up investments and company restructuring. Secondly, we would include all of the state banks. This list should include the enormous Banco do Brasil, one of the largest banking franchises in Latin America, and Caixa Economica Federal, the largest real estate bank in Brazil. These privatizations would not only attract foreign direct investment but also portfolio inflows. The treasury would likely earn hefty proceeds while guaranteeing stronger income tax payments that usually occur when a company is restructured.

         On the corporate governance side, we have seen some important measures taken by the CVM, the Brazilian securities regulator. Some of the actions undertaken by the CVM include changes in regulations regarding delisting/tender offers and the incorporation of goodwill on acquisitions.

         Recently, a corporate bill was submitted to the Brazilian legislature that is likely to enhance minority shareholders' rights by addressing issues such as tag-along, minority representation on the board, fiscal council levels, and added powers to the CVM.

         We have continued to invest in Brazil with a long-term view for many reasons, but growth is probably the primary motivator. High growth has been underway in a number of sectors such as telecoms, where lines have been increasing at and up to a 25%+ rate. The energy sector must also expand to meet the rising demand for power. Moreover, the banking industry increased its loan book in 2000 to more than 35%.



*        This letter reflects our opinions as of the close of the period.
         However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Highlights

                                               SIX MONTHS
                                                  ENDED                             YEAR ENDED DECEMBER 31,
                                              JUNE 30, 2001    ------------------------------------------------------------------
                                               (UNAUDITED)        2000          1999          1998          1997          1996
                                              -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the
  period)
Net asset value, beginning of period......          $8.66          $12.90         $8.31        $10.37        $12.45        $10.75
                                              -----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income....................            .12             .13           .10           .18           .18           .15
 Net realized and unrealized gains
   (losses)...............................           (.05)          (4.26)         4.59         (2.05)        (1.60)         1.86
                                              -----------------------------------------------------------------------------------
Total from investment operations..........            .07           (4.13)         4.69         (1.87)        (1.42)         2.01
                                              -----------------------------------------------------------------------------------
Less distributions from:
 Net investment income....................             --            (.11)         (.10)         (.19)         (.18)         (.15)
 Net realized gains.......................             --              --            --            --          (.48)         (.16)
                                              -----------------------------------------------------------------------------------
Total distributions.......................             --            (.11)         (.10)         (.19)         (.66)         (.31)
                                              -----------------------------------------------------------------------------------
Net asset value, end of period............          $8.73           $8.66        $12.90         $8.31        $10.37        $12.45
                                              ===================================================================================
Total Return*.............................           .81%        (32.01)%        56.58%      (18.03)%      (11.32)%        18.86%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's).........     $1,445,714      $1,676,028    $2,608,708    $1,733,607    $1,923,881    $1,565,537
Ratios to average net assets:
 Expenses.................................          1.45%**         1.47%         1.43%         1.51%         1.57%         1.56%
 Net investment income....................          2.73%**         1.21%         1.02%         2.03%         1.42%         1.56%
Portfolio turnover rate...................         21.78%          82.86%        49.35%        38.11%        24.72%         7.92%

*Total return is not annualized.
**Annualized.
+Based on average weighted shares outstanding effective year ended December 31, 1999.
                       See Notes to Financial Statements.
 10

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)

                                                                                                   SHARES/
                                                                     INDUSTRY                     WARRANTS             VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 93.7%
ARGENTINA 2.0%
*Capex SA, A......................................              Electric Utilities                     10,497      $       34,644
*Molinos Rio de la Plata SA, B....................                Food Products                     3,326,816           4,658,008
Perez Companc SA, B...............................                  Oil & Gas                       4,240,236           5,767,298
Quilmes Industrial SA, ADR, pfd. .................                  Beverages                         461,030           9,681,630
Telecom Argentina Stet-France Telecom SA, B,
  ADR.............................................    Diversified Telecommunication Services          559,414           8,642,946
                                                                                                                   --------------
                                                                                                                       28,784,526
                                                                                                                   --------------
AUSTRIA 2.4%
BBAG Oesterreichische Brau-Beteiligungs AG........                  Beverages                          54,366           1,988,209
Erste Bank der Oester Sparkassen AG...............                    Banks                           251,410          12,522,932
Mayr-Melnhof Karton AG............................            Containers & Packaging                  116,338           5,148,823
OMV AG............................................                  Oil & Gas                         168,862          14,152,004
*Telekom Austria AG...............................    Diversified Telecommunication Services          243,160           1,492,385
                                                                                                                   --------------
                                                                                                                       35,304,353
                                                                                                                   --------------
BRAZIL 5.1%
Aracruz Celulose SA, ADR..........................           Paper & Forest Products                   40,490             757,163
Banco Bradesco SA, pfd. ..........................                    Banks                     6,035,925,177          31,884,948
Centrais Eletricas Brasileiras SA (Eletrobras)....              Electric Utilities                845,457,000          10,799,301
Centrais Eletricas Brasileiras SA (Eletrobras), B,
  pfd. ...........................................              Electric Utilities              1,362,515,720          16,046,949
Companhia Paranaense de Energia-Copel, B, pfd. ...              Electric Utilities              1,076,141,000           8,061,156
Copene-Petroquimica do Nordeste SA, A, pfd. ......                  Chemicals                       3,265,700             799,633
Duratex SA, pfd. .................................              Building Products                 234,043,639           4,457,926
Eletropaulo Metropolitana SA, pfd. ...............              Electric Utilities                 11,467,000             359,476
Embraer-Empresa Brasileira de Aeronautica SA......             Aerospace & Defense                    150,500           1,163,858
                                                                                                                   --------------
                                                                                                                       74,330,410
                                                                                                                   --------------
*CHILE .1%
Madeco Manufacturera de Cobre SA, ADR.............               Metals & Mining                      259,770           1,259,885
                                                                                                                   --------------
CHINA 3.4%
Beijing Capital International Airport Co. Ltd.....        Transportation Infrastructure             5,262,000           1,652,829
Beijing Datang Power Generation Co. Ltd., H.......              Electric Utilities                  7,466,000           2,560,488
China Eastern Airline Corp. Ltd., H...............                   Airlines                      24,260,000           3,825,664
China Petroleum & Chemical Corp., H...............                  Oil & Gas                      38,726,000           7,745,299
China Resources Enterprise Ltd. ..................                 Distributors                     3,096,000           5,219,605
China Shipping Development Co. Ltd., H............                    Marine                        7,096,000           1,364,633
*China Southern Airlines Co. Ltd., H..............                   Airlines                       9,250,000           2,875,838
PetroChina Co. Ltd., H............................                  Oil & Gas                      80,288,000          16,675,414
Sinopec Beijing Yanhua Petrochemical Co. Ltd. ....                  Chemicals                       6,780,000             964,859
Sinopec Shanghai Petrochemical Co. Ltd. ..........                  Chemicals                      30,344,000           4,434,949
Sinopec Zhenhai Refining & Chemical Co. Ltd., H...                  Oil & Gas                       5,692,000           1,320,853
Tsingtao Brewery Co. Ltd., H......................                  Beverages                          70,000              23,782
                                                                                                                   --------------
                                                                                                                       48,664,213
                                                                                                                   --------------
COLOMBIA .8%
Cementos Argos SA.................................            Construction Materials                1,445,749           3,774,802
Compania Nacional de Chocolates SA................                Food Products                     2,034,505           5,887,493
Compania Suramericana de Inversiones SA...........            Diversified Financials                3,183,989           1,593,380
                                                                                                                   --------------
                                                                                                                       11,255,675
                                                                                                                   --------------
CROATIA .5%
Pliva D D, GDR, Reg S.............................               Pharmaceuticals                      696,100           7,782,398
                                                                                                                   --------------
CZECH REPUBLIC 1.1%
CEZ AS............................................              Electric Utilities                  6,316,474          14,125,459
Philip Morris CR AS...............................                   Tobacco                           16,023           2,348,723
                                                                                                                   --------------
                                                                                                                       16,474,182
                                                                                                                   --------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

                                                                                                   SHARES/
                                                                     INDUSTRY                     WARRANTS             VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
EGYPT 1.5%
*Al Ahram Beverages Co., GDR......................                  Beverages                         399,728      $    4,596,872
Commercial International Bank Ltd. ...............                    Banks                         1,148,641          10,210,470
*Orascom Telecom..................................     Wireless Telecommunication Services            267,150           1,590,701
Suez Cement Co. ..................................            Construction Materials                  561,736           5,190,798
                                                                                                                   --------------
                                                                                                                       21,588,841
                                                                                                                   --------------
ESTONIA .4%
Hansabank Ltd. ...................................                    Banks                           711,700           5,781,934
                                                                                                                   --------------
FINLAND .2%
Hartwall OYJ, A...................................                  Beverages                         150,820           2,422,016
                                                                                                                   --------------
GREECE .6%
Hellenic Telecommunications Organization SA.......    Diversified Telecommunication Services          630,460           8,272,563
                                                                                                                   --------------
HONG KONG 7.5%
Cheung Kong Holdings Ltd. ........................                 Real Estate                      4,655,000          50,728,214
China Merchants Holdings International Co.
  Ltd. ...........................................           Industrial Conglomerates               6,346,000           4,800,241
China Travel International Investment Hong Kong
  Ltd. ...........................................         Hotels Restaurants & Leisure             5,398,000           1,017,328
Citic Pacific Ltd. ...............................           Industrial Conglomerates               6,299,000          19,502,923
Cosco Pacific Ltd. ...............................        Transportation Infrastructure            13,878,000           9,163,156
Dairy Farm International Holdings Ltd. ...........            Food & Drug Retailing                 8,879,119           6,215,383
Hang Lung Development Co. Ltd. ...................                 Real Estate                      9,108,000           8,816,190
HSBC Holdings PLC.................................                    Banks                           136,423           1,613,485
Hutchison Whampoa Ltd. ...........................           Industrial Conglomerates                 625,006           6,310,238
Swire Pacific Ltd., A.............................            Diversified Financials                   71,000             367,748
                                                                                                                   --------------
                                                                                                                      108,534,906
                                                                                                                   --------------
HUNGARY 1.2%
Egis RT...........................................               Pharmaceuticals                       84,560           2,908,265
Gedeon Richter Ltd. ..............................               Pharmaceuticals                       69,551           3,829,715
Matav RT..........................................    Diversified Telecommunication Services        2,025,575           5,911,006
Mol Magyar Olaj-Es Gazipari RT....................                  Oil & Gas                         324,900           4,622,079
                                                                                                                   --------------
                                                                                                                       17,271,065
                                                                                                                   --------------
INDIA 1.2%
Bharat Heavy Electricals Ltd. ....................             Electrical Equipment                   312,908           1,173,405
*BSES Ltd. .......................................              Electric Utilities                    106,252             443,959
Grasim Industries Ltd. ...........................           Industrial Conglomerates                 913,760           5,838,235
Hindalco Industries Inc. .........................               Metals & Mining                       36,917             654,837
Hindustan Petroleum Corporation Ltd. .............                  Oil & Gas                         266,194             894,670
Mahanagar Telephone Nigam Ltd. ...................    Diversified Telecommunication Services        1,117,313           2,998,741
NIIT Ltd. ........................................           IT Consulting & Services                 140,750           1,141,200
Satyam Computers Services Ltd. ...................           IT Consulting & Services                  61,800             223,933
SSI Ltd. .........................................           IT Consulting & Services                 129,466             843,290
Tata Power Co. Ltd. ..............................              Electric Utilities                    314,500             869,488
Videsh Sanchar Nigam Ltd. ........................    Diversified Telecommunication Services          364,488           2,476,798
                                                                                                                   --------------
                                                                                                                       17,558,556
                                                                                                                   --------------
INDONESIA 3.7%
PT Gudang Garam TBK...............................                   Tobacco                        2,672,000           3,096,611
PT Hanjaya Mandala Sampoerna......................                   Tobacco                          939,500           1,323,878
*PT Indocement Tunggal Prakarsa...................            Construction Materials                5,683,000             698,525
*PT Indofoods Sukses Makmur TBK...................                Food Products                   107,533,100           8,024,858
PT Indosat TBK....................................    Diversified Telecommunication Services        9,847,000           8,774,982
PT Semen Gresik (Persero) TBK.....................            Construction Materials                6,743,962           3,641,384
PT Telekomunikasi Indonesia (Persero), B..........    Diversified Telecommunication Services       97,722,120          27,454,854
PT Timah TBK......................................               Metals & Mining                    6,449,000             976,692
                                                                                                                   --------------
                                                                                                                       53,991,784
                                                                                                                   --------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

                                                                                                   SHARES/
                                                                     INDUSTRY                     WARRANTS             VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
*ISRAEL .1%
Formula Systems Ltd. .............................                   Software                          48,070      $    1,024,802
Makhteshim-Agan Industries Ltd. ..................                  Chemicals                         314,329             643,734
                                                                                                                   --------------
                                                                                                                        1,668,536
                                                                                                                   --------------
MALAYSIA .5%
Genting Bhd. .....................................         Hotels Restaurants & Leisure             2,586,600           5,955,987
IOI Corp. Bhd. ...................................                Food Products                     2,263,582           1,578,551
                                                                                                                   --------------
                                                                                                                        7,534,538
                                                                                                                   --------------
MEXICO 11.4%
Cemex SA..........................................            Construction Materials               14,605,630          77,468,101
*DESC SA de CV DESC, B............................           Industrial Conglomerates               4,921,550           2,139,216
Grupo Bimbo SA de CV, A...........................                Food Products                     6,745,363          11,876,292
*Grupo Carso SA de CV.............................           Industrial Conglomerates                 757,000           2,240,803
Grupo Financiero Banamex Accival SA de CV.........                    Banks                         3,889,867          10,037,676
*Grupo Financiero BBVA Bancomer SA de CV, O.......                    Banks                        12,358,375          12,225,782
Grupo Mexico SA de CV, B..........................               Metals & Mining                    1,254,400           3,260,405
Kimberly Clark de Mexico SA de CV, A..............           Paper & Forest Products                6,449,700          19,027,946
Telefonos de Mexico SA de CV (Telmex), ADR........    Diversified Telecommunication Services          743,754          26,098,328
                                                                                                                   --------------
                                                                                                                      164,374,549
                                                                                                                   --------------
PAKISTAN 1.1%
*Hub Power Co. Ltd................................              Electric Utilities                 29,844,000           8,950,863
Pakistan Telecommunications Corp., A..............    Diversified Telecommunication Services       25,296,600           7,111,574
                                                                                                                   --------------
                                                                                                                       16,062,437
                                                                                                                   --------------
PHILIPPINES 1.2%
*Philippine National Bank.........................                    Banks                            49,550              41,114
San Miguel Corp., B...............................                  Beverages                      19,438,544          17,612,415
                                                                                                                   --------------
                                                                                                                       17,653,529
                                                                                                                   --------------
POLAND 4.5%
Bank Rozwoju Eksportu SA..........................                    Banks                           161,286           3,800,406
Bank Slaski SA W Katowicach.......................                    Banks                           135,682           8,999,230
*Elektrim SA......................................             Electrical Equipment                 1,873,258          12,050,881
*Orbis SA.........................................         Hotels Restaurants & Leisure               469,100           1,953,365
Polski Koncern Naftowy Orlen SA...................                  Oil & Gas                       4,938,000          22,039,696
Telekomunikacja Polska SA.........................    Diversified Telecommunication Services        3,615,574          15,821,799
                                                                                                                   --------------
                                                                                                                       64,665,377
                                                                                                                   --------------
RUSSIA 2.5%
GUM Trade House...................................               Multiline Retail                     486,000             704,700
Lukoil Holdings...................................                  Oil & Gas                          27,000             322,110
Lukoil Holdings, ADR..............................                  Oil & Gas                         273,100          13,859,825
Mosenergo, ADR....................................              Electric Utilities                    770,260           2,926,988
Mosenergo, GDR....................................              Electric Utilities                    143,400             558,416
Rostelecom, ADR...................................    Diversified Telecommunication Services        1,445,100           7,586,775
Rostelekom, pfd. .................................    Diversified Telecommunication Services        1,611,700             559,663
*Surgutneftegaz...................................                  Oil & Gas                      11,010,000           2,810,303
Tatneft...........................................                  Oil & Gas                       1,118,900             596,933
*Unified Energy Systems...........................              Electric Utilities                 56,971,100           6,483,311
                                                                                                                   --------------
                                                                                                                       36,409,024
                                                                                                                   --------------
SINGAPORE 3.1%
Cycle & Carriage Ltd. ............................               Specialty Retail                     690,239           1,212,275
First Capital Corp. Ltd. .........................                 Real Estate                      1,197,000             965,746
Fraser and Neave Ltd. ............................                  Beverages                       4,478,850          19,542,732
Keppel Corp. Ltd. ................................            Diversified Financials                7,641,053          15,181,455

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

                                                                                                   SHARES/
                                                                     INDUSTRY                     WARRANTS             VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
SINGAPORE (CONT.)
Sembcorp Marine Ltd. .............................                  Machinery                       7,285,000      $    3,858,411
United Industrial Corporation Ltd. ...............                 Real Estate                      9,176,000           4,280,790
                                                                                                                   --------------
                                                                                                                       45,041,409
                                                                                                                   --------------
*SLOVAK REPUBLIC .1%
Slovnaft AS.......................................                  Oil & Gas                         106,771           1,202,250
                                                                                                                   --------------
SOUTH AFRICA 18.2%
African Bank Investments Ltd. ....................            Diversified Financials                5,428,600           6,161,670
Anglo American PLC................................               Metals & Mining                    1,443,764          21,419,874
Astral Foods Ltd. ................................            Food & Drug Retailing                   585,306             824,078
Barloworld Ltd. ..................................           Industrial Conglomerates               3,628,491          26,916,387
*Comparex Holdings Ltd. ..........................           IT Consulting & Services                 332,000             461,260
Firstrand Ltd. ...................................                    Banks                         3,955,000           4,229,055
*Imperial Holdings Ltd. ..........................               Specialty Retail                     560,463           4,692,889
Iscor Ltd. .......................................               Metals & Mining                    4,003,579          14,402,435
Kersaf Investments Ltd. ..........................         Hotels Restaurants & Leisure               799,274           3,569,338
Liberty Group Ltd. ...............................                  Insurance                       1,220,298           8,794,913
Nedcor Ltd. ......................................                    Banks                           142,088           2,767,238
Old Mutual PLC....................................                  Insurance                       8,245,670          18,901,980
Palabora Mining Co. Ltd. .........................               Metals & Mining                      206,100             945,952
Remgro Ltd. ......................................           Industrial Conglomerates               2,136,870          15,321,295
Reunert Ltd. .....................................      Electronic Equipment & Instruments          1,258,400           2,809,835
Sanlam Ltd. ......................................                  Insurance                       6,478,400           8,839,953
Sappi Ltd. .......................................           Paper & Forest Products                   43,299             380,815
Sasol Ltd. .......................................                  Oil & Gas                       5,282,600          48,229,757
South African Breweries PLC.......................                  Beverages                       6,435,826          48,699,405
Tiger Brands Ltd. ................................                Food Products                     2,341,225          18,180,550
Tongaat-Hulett Group Ltd. ........................                Food Products                     1,107,669           5,839,672
Venfin Ltd. ......................................     Wireless Telecommunication Services            276,298             632,359
                                                                                                                   --------------
                                                                                                                      263,020,710
                                                                                                                   --------------
SOUTH KOREA 8.2%
Cheil Jedang Corp. ...............................                Food Products                       178,350           5,869,573
Good Morning Securities Co. ......................            Diversified Financials                  334,250           1,323,635
Hyundai Motor Co. Ltd. ...........................                 Automobiles                        754,880          16,426,839
Kookmin Bank......................................                    Banks                            76,560           1,027,276
Korea Electric Power Corp. .......................              Electric Utilities                    420,517           7,577,735
Korea Telecom Corp., ADR..........................    Diversified Telecommunication Services           54,163           1,190,503
Samsung Corp. ....................................       Trading Companies & Distributors             264,350           1,524,510
Samsung Electro-Mechanics Co. ....................      Electronic Equipment & Instruments             38,640           1,387,534
Samsung Electronics Co. Ltd. .....................      Semiconductor Equipment & Products            266,809          39,390,487
*Samsung Heavy Industries Co. Ltd. ...............                  Machinery                       5,038,620          21,309,043
Samsung SDI Co. Ltd. .............................      Electronic Equipment & Instruments             80,725           3,891,932
Samsung Securities Co. Ltd. ......................            Diversified Financials                  153,930           4,379,400
SK Corp. .........................................                  Oil & Gas                       1,014,360          12,830,621
                                                                                                                   --------------
                                                                                                                      118,129,088
                                                                                                                   --------------
TAIWAN .3%
China Motor Co. Ltd...............................                 Automobiles                        864,745             587,715
Compal Electronics Inc. ..........................           Computers & Peripherals                  866,000             930,642
*Procomp Informatics Co. Ltd. ....................                  Machinery                          20,000              39,500
*Ritek Corp. .....................................           Computers & Peripherals                  872,000           1,886,843
*Siliconware Precision Industries Co. Ltd. .......      Semiconductor Equipment & Products          1,099,000             622,437
*Taiwan Semiconductor Manufacturing Co. ..........      Semiconductor Equipment & Products            183,200             340,540
*United Microelectronics Corp. ...................      Semiconductor Equipment & Products            210,000             278,739
                                                                                                                   --------------
                                                                                                                        4,686,416
                                                                                                                   --------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

                                                                                                   SHARES/
                                                                     INDUSTRY                     WARRANTS             VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
THAILAND 5.1%
*American Standard Sanitaryware Public Co. Ltd.,
  fgn ............................................              Building Products                     145,000      $      403,489
*Bangkok Bank Public Co. Ltd. ....................                    Banks                           171,200             143,675
*Bangkok Bank Public Co. Ltd., fgn. ..............                    Banks                         6,810,140           6,918,428
Electricity Generating Public Co. Ltd., fgn. .....              Electric Utilities                  1,646,900           1,418,487
*Land and House Public Co. Ltd., fgn. ............              Household Durables                  2,482,774           1,507,868
*Land and House Public Co. Ltd., wts., 5/10/08....              Household Durables                  1,241,387              41,124
PTT Exploration & Production Public Co. Ltd.,
  fgn. ...........................................                  Oil & Gas                       3,856,700          10,646,809
*Shin Corporation Public Company Ltd., fgn. ......     Wireless Telecommunication Services          2,232,900           8,481,864
*Siam Cement Public Co. Ltd. .....................            Construction Materials                  445,034           4,186,936
*Siam Cement Public Co. Ltd., fgn. ...............            Construction Materials                  784,366           8,488,060
*Siam Commercial Bank, 5.25%, cvt. pfd., fgn. ....                    Banks                        24,625,600          10,877,032
Siam Makro Public Company Ltd., fgn. .............               Multiline Retail                   1,164,500           1,298,747
*Thai Airways International Public Co. Ltd.,
  fgn. ...........................................                   Airlines                       1,292,000             798,940
*Thai Farmers Bank Public Co. Ltd. ...............                    Banks                         4,325,591           1,910,597
*Thai Farmers Bank Public Co. Ltd., fgn. .........                    Banks                        21,848,009           9,650,181
*Thai Farmers Bank Public Co., Ltd., 144A,
  fgn. ...........................................                    Banks                           704,400             311,131
*Total Access Communication Public Co. Ltd. ......    Diversified Telecommunication Services        2,703,200           6,082,229
*United Communications Industries, fgn. ..........           Communications Equipment               1,729,800           1,126,968
                                                                                                                   --------------
                                                                                                                       74,292,565
                                                                                                                   --------------
TURKEY 5.5%
Akbank............................................                    Banks                     5,491,289,146          22,752,752
Anadolu Efes Biracilik ve Malt Sanayii AS.........                  Beverages                       1,177,000              45,017
Arcelik AS, Br. ..................................              Household Durables                479,297,775           3,914,583
*Haci Omer Sabanci Holding AS.....................            Diversified Financials              898,974,644           3,653,204
KOC Holding AS....................................            Diversified Financials              359,235,991           9,302,924
Tupras-Turkiye Petrol Rafineleri AS...............                  Oil & Gas                     802,257,700          20,455,973
*Turkcell Iletisim Hizmetleri AS..................     Wireless Telecommunication Services        759,690,732           8,777,303
*Yapi ve Kredi Bankasi AS.........................                    Banks                     3,143,005,500           9,767,109
                                                                                                                   --------------
                                                                                                                       78,668,865
                                                                                                                   --------------
UNITED KINGDOM .1%
BHP Billiton PLC..................................               Metals & Mining                      283,400           1,371,052
                                                                                                                   --------------
VENEZUELA .1%
Compania Anonima Nacional Telefonos de Venezuela,
  ADR.............................................    Diversified Telecommunication Services           36,070             845,481
                                                                                                                   --------------
TOTAL LONG TERM INVESTMENTS (COST
  $1,484,635,046).................................                                                                  1,354,903,133
                                                                                                                   --------------
                                                                                                  PRINCIPAL
                                                                                                   AMOUNT
                                                                                                -------------
SHORT TERM INVESTMENTS (COST $58,828,637) 4.1%
U.S. Treasury Bills, 3.375% to 4.010% with
  maturities to 9/20/01...........................                                              $  59,156,000          58,834,233
                                                                                                                   --------------
TOTAL INVESTMENTS (COST $1,543,463,683) 97.8%.....                                                                  1,413,737,366
OTHER ASSETS, LESS LIABILITIES 2.2%...............                                                                     31,976,529
                                                                                                                   --------------
TOTAL NET ASSETS 100.0%...........................                                                                 $1,445,713,895
                                                                                                                   ==============

*Non-income producing.
                       See Notes to Financial Statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)

Assets:
 Investments in securities, at value (cost
  $1,543,463,683)...........................................  $1,413,737,366
 Cash.......................................................       5,196,410
 Receivables:
  Investment securities sold................................      40,310,473
  Capital shares sold.......................................       1,596,167
  Dividends.................................................       7,213,875
                                                              --------------
      Total assets..........................................   1,468,054,291
                                                              --------------
Liabilities:
 Payables:
  Investment securities purchased...........................      19,510,436
  Capital shares redeemed...................................         640,978
  To affiliates.............................................       1,621,154
 Accrued expenses...........................................         567,828
                                                              --------------
      Total liabilities.....................................      22,340,396
                                                              --------------
Net assets, at value........................................  $1,445,713,895
                                                              ==============
Net assets consist of:
 Undistributed net investment income........................  $   21,426,793
 Net unrealized depreciation................................    (129,726,317)
 Accumulated net realized loss..............................    (569,232,517)
 Capital shares.............................................   2,123,245,936
                                                              --------------
Net assets, at value........................................  $1,445,713,895
                                                              ==============
Net asset value per share ($1,445,713,895 / 165,512,533
  shares outstanding).......................................           $8.73
                                                              ==============

                       See Notes to Financial Statements.
 16

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $2,526,099)
 Dividends..................................................    $  31,633,019
 Interest...................................................        1,201,432
                                                                -------------
      Total investment income...............................                     $  32,834,451
Expenses:
 Management fees (Note 3)...................................        9,711,175
 Administrative fees (Note 3)...............................          655,523
 Transfer agent fees (Note 3)...............................           35,817
 Custodian fees.............................................          874,700
 Reports to shareholders....................................            8,700
 Registration and filing fees...............................           40,200
 Professional fees..........................................           41,000
 Directors' fees and expenses...............................           23,800
 Other......................................................           12,100
                                                                -------------
      Total expenses........................................                        11,403,015
                                                                                 -------------
            Net investment income...........................                        21,431,436
                                                                                 -------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments...............................................     (114,706,179)
  Foreign currency transactions.............................       (1,184,105)
                                                                -------------
      Net realized loss.....................................                      (115,890,284)
      Net unrealized appreciation on investments............                        99,909,849
                                                                                 -------------
Net realized and unrealized loss............................                       (15,980,435)
                                                                                 -------------
Net increase in net assets resulting from operations........                     $   5,451,001
                                                                                 =============

                       See Notes to Financial Statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS
                                                                    ENDED
                                                                JUNE 30, 2001        YEAR ENDED
                                                                 (UNAUDITED)      DECEMBER 31, 2000
                                                                 ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $   21,431,436     $   26,385,683
  Net realized loss from investments and foreign currency
   transactions.............................................      (115,890,284)       (51,452,634)
  Net unrealized appreciation (depreciation) on
   investments..............................................        99,909,849       (812,647,253)
                                                                -----------------------------------
    Net increase (decrease) in net assets resulting from
     operations.............................................         5,451,001       (837,714,204)
 Distributions to shareholders from net investment income...                --        (22,081,694)
 Capital share transactions (Note 2)........................      (235,765,367)       (72,884,215)
                                                                -----------------------------------
    Net decrease in net assets..............................      (230,314,366)      (932,680,113)
Net assets:
 Beginning of period........................................     1,676,028,261      2,608,708,374
                                                                -----------------------------------
 End of period..............................................    $1,445,713,895     $1,676,028,261
                                                                ===================================
Undistributed net investment income included in net assets:
 End of period..............................................    $   21,426,793     $       (4,643)
                                                                ===================================

                       See Notes to Financial Statements.
 18

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Emerging Market Series (the Fund) is a separate, diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks to achieve long-term capital growth by investing at least 65% of its total assets in equity securities of developing markets issuers. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. FOREIGN CURRENCY CONTRACTS:

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

At June 30, 2001, there were 1.14 billion shares authorized ($0.01 par value), of which 325 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:

                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                     JUNE 30, 2001                 DECEMBER 31, 2000
                                                              ------------------------------------------------------------
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              ------------------------------------------------------------
Shares sold.................................................    6,487,672    $  56,898,810     39,897,074    $ 427,257,412
Shares issued on reinvestment of distributions..............           --               --      2,330,738       20,537,830
Shares redeemed.............................................  (34,403,084)    (292,664,177)   (51,047,222)    (520,679,457)
                                                              ------------------------------------------------------------
Net decrease................................................  (27,915,412)   $(235,765,367)    (8,819,410)   $ (72,884,215)
                                                              ============================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Company are also officers or directors of Templeton Asset Management Ltd. (TAML), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

ANNUALIZED
FEE RATE                   AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

4. INCOME TAXES

At June 30, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $1,580,667,788 was as follows:

Unrealized appreciation.....................................    $ 178,770,938
Unrealized depreciation.....................................     (345,701,360)
                                                                -------------
Net unrealized depreciation.................................    $(166,930,422)
                                                                =============

Net investment income and net realized gains differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment companies, wash sales, and losses realized subsequent to October 31 on the sales of securities and foreign currencies.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES (CONT.)

At December 31, 2000 the Fund had tax basis capital losses which may be carried over of offset future capital gains. Such losses expire as follows:

Capital loss carryover expiring in:
  2006.................................   $ 85,095,886
  2007.................................    248,064,895
  2008.................................     30,672,686
                                          ------------
                                          $363,833,467
                                          ============

At December 31, 2000 the Fund had deferred capital and foreign currency losses occurring subsequent to October 31, 2000 of $31,691,942 and $578,183, respectively. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2001 aggregated $328,568,371 and $443,253,292, respectively.

                                    This report must be preceded or accompanied by the current prospectus of the Templeton Institutional Funds, Inc., Emerging Markets Series, which contains more complete information, including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

                                    To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.



                                                          Principal Underwriter:

                                                              FRANKLIN TEMPLETON
                                                              DISTRIBUTORS, INC.
                                                            100 Fountain Parkway
                                                                  P.O. Box 33030
                                              St. Petersburg, Florida 33733-8030

ZT456 S 08/01                [Recycle     Institutional Services: 1-800-321-8563
                               Logo]            Fund Information: 1-800-362-6243